UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

March 11, 2013

Date of Report

Date of earliest event reported

BLUCORA, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE	000-25131	91-1718107
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10900 N.E. 8th Street, Suite 800

Bellevue, Washington 98004

(Address of Principal Executive Offices)

425-201-6100

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On March 11, 2013, Blucora, Inc. announced the pricing of the its offering of $175 million aggregate principal amount of Convertible Senior Notes due 2019 in a private placement to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended. A copy of the press release announcing the pricing of the Convertible Senior Notes is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

99.1	Press release dated March 11, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 12, 2013

BLUCORA, INC.

By:	/s/ Linda Schoemaker
Linda Schoemaker
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

EX-99.1	Press release dated March 11, 2013